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                                EXHIBIT 23.2


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                            ACCOUNTANT'S CONSENT



    The Board of Directors of
    The Home Depot, Inc.


         We consent to the use of our report incorporated herein by reference.



                                               /s/ KMPG PEAT MARWICK LLP
                                               KPMG PEAT MARWICK LLP



Atlanta, Georgia
February 26, 1996